Fees Summary	Nov. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 60,401,599.83
Previously Paid Amount	0.00
Total Fee Amount	8,341.46
Total Offset Amount	0.00
Net Fee	$ 8,341.46